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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 23, 1996



                          TRANSMEDIA ASIA PACIFIC, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                     0-26368                         13-3760219
(State or other             (Commission File                 (I.R.S. Employer
jurisdiction of              Number)                         Identification No.)
incorporation)

                              11 St. James's Square
                                 London SW1Y 4LB
                                     England
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                            U.K. 011-44-171-930-0704
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Item 4.  Change in Registrant's Certifying Accountant.

         On November 27, 1996 the Registrant retained KPMG, independent certified public accountants, Buckinghamshire, England, to be the Registrant's independent auditor for the year ended September 30, 1996 and thereafter.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 23, 1996

                                             UNDERWRITERS FINANCIAL GROUP, INC.



                                             By: /s/ Walter M. Epstein
                                                 ------------------------
                                                 Walter M. Epstein
                                                 Assistant Secretary






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